                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Equity Fund, Emerald Small Captialization Fund, Emerald Balanced Fund, Emerald Short-Term Fixed Income Fund, Emerald U.S. Government Securities Fund, Emerald Managed Bond Fund, Emerald Florida Tax-Exempt Fund, Emerald Prime Fund, Emerald Treasury Fund, and Emerald Tax-Exempt Fund (ten of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996

                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Prime Fund, Emerald Treasury Fund and Emerald Tax-Exempt Fund (three of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996

                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Prime Trust Fund and Emerald Treasury Trust Fund (two of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996

                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Equity Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Short-Term Fixed Income Fund, Emerald U.S. Government Securities Fund, Emerald Managed Bond Fund, Emerald Prime Fund and Emerald Treasury Fund (eight of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996

                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Equity Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Managed Bond Fund and Emerald Prime Fund (five of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996

                     CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 24, 1996, relating to the financial statements and financial highlights appearing in the November 30, 1995 Annual Report to Shareholders of Emerald Equity Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Short-Term Fixed Income Fund, Emerald U.S. Government Securities Fund, Emerald Managed Bond Fund and Emerald Florida Tax-Exempt Fund (seven of the portfolios constituting the Emerald Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants/Experts" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
New York, New York
January 24, 1996